                                                                    EXHIBIT 10.7

SILICON VALLEY BANK
     AMENDMENT TO LOAN DOCUMENTS

BORROWER: WIRELESS, INC.
          5452 BETSY ROSS DRIVE
     SANTA CLARA, CALIFORNIA 95054-1101

DATE:     FEBRUARY 23, 2000


     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above ("Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated February 27, 1999 (as amended, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

     1. AMENDMENT TO SCHEDULE. The Schedule to the Loan Agreement is hereby deleted and replaced with the Schedule attached hereto.

     2. MODIFICATION TO AUDIT FEE. The sentence in Section 5.4 of the Loan Agreement that currently reads as follows:

          The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $500 per person per day (or such higher amount as shall represent Silicon's then current standard charge for the same), plus reasonable out of pocket expenses.

is hereby amended to read as follows:

          The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $600 per person per day (or such higher amount as shall represent Silicon's then current standard charge for the same), plus reasonable out of pocket expenses.

     3. MODIFICATION TO EARLY TERMINATION FEE. The sentence in Section 6.2 of the Loan Agreement that currently reads as follows:

          If this Agreement is terminated by Borrower or by Silicon under this
          Section 6.2, Borrower shall pay to Silicon a termination fee in an amount equal to two percent (2.0%) of the Maximum Credit Limit.

is hereby amended to read as follows:

          If this Agreement is terminated by Borrower or by Silicon under this
          Section 6.2, Borrower shall pay to Silicon a termination fee in an amount equal to one percent (1.0%) of the Maximum Credit Limit, provided that


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          no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank or if the Obligations are indefeasibly paid in full from the proceeds of Borrower's initial public offering of its equity securities.

     4. FEE. Borrower shall pay to Silicon a fee of $20,000 in connection with this Amendment, and one percent (1.0%) of the amount of increase in the Maximum Credit Limit, if any, as set forth in the Schedule to Loan and Security Agreement of even date herewith, which fee(s) are in addition to all other amounts payable under the Loan Agreement and which are not refundable.

     5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                    SILICON:

WIRELESS, INC.                               SILICON VALLEY BANK

BY  /s/ William E. Gibson                    BY  /s/ Jack Groat
  --------------------------------             --------------------------------
    PRESIDENT OR VICE PRESIDENT              TITLE  SVP
                                                  -----------------------------
BY  /s/ Charles Pai
  --------------------------------
    SECRETARY OR ASS'T SECRETARY


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SILICON VALLEY BANK


                                   SCHEDULE TO

                           LOAN AND SECURITY AGREEMENT

BORROWER: WIRELESS, INC.
ADDRESS:       5452 BETSY ROSS DRIVE
               SANTA CLARA, CALIFORNIA 95054-1101

DATE:     FEBRUARY 23, 2000

This Schedule forms an integral part of the Loan and Security Agreement between Silicon Valley Bank and the above-borrower dated February 27, 1999 and as amended from time to time.

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1. CREDIT LIMIT
   (Section 1.1):   An amount not to exceed the lesser of: (i) $2,000,000 at any one time outstanding (the "Maximum Credit Limit"); or (ii)
                    80% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above).

                    Upon Silicon's receipt of evidence, satisfactory to Silicon in its sole discretion, of Borrower's satisfaction of either of the following conditions, the Maximum Credit Limit shall be increased from $2,000,000 to $5,000,000:


                    (i) Borrower's receipt of at least $10,000,000 in net cash proceeds from (a) the issuance, after the date hereof, of its equity securities (other than an initial public offering) or (b) the issuance, after the date hereof, of subordinated debt (which subordinated debt shall be subordinated to the Obligations in form satisfactory to Silicon in its discretion); or

                    (ii) Borrower's receipt by May 31, 2000 of at least
                         $50,000,000 in net cash proceeds from Borrower's initial public offering of its equity securities.

   LETTER OF CREDIT SUBLIMIT
   (Section 1.5):   $500,000

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2. INTEREST.

    INTEREST RATE
    (Section 1.2):  A rate equal to the "Prime Rate" in effect from time to time, plus 2.50% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate


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                    applicable to the Obligations shall change on each date
                    there is a change in the Prime Rate.

    MINIMUM MONTHLY
    INTEREST
    (Section 1.2): N/A.

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3. FEES (Section 1.4):

    Loan Fee:       See Amendment to Loan Documents of even date herewith.

    Collateral Monitoring
    Fee: $1,000 per calendar month, payable in arrears (prorated for any partial calendar month at the beginning and at termination of this Agreement).

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4. MATURITY DATE
   (Section 6.1)    February 23, 2001, subject to early termination as provided in Section 6.2 above.

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5. FINANCIAL COVENANTS
   (Section 5.1):   Borrower shall comply with the following covenant.
                    Compliance shall be determined as of the end of each month.

    MINIMUM TANGIBLE
    NET WORTH:      Commencing with the Borrower's financial statements dated as of February 29, 2000, Borrower shall maintain a Tangible Net
                    Worth of not less than $15,000,000.

    DEFINITIONS.
                    For purposes of the foregoing financial covenant, the following terms shall have the following meanings:

                    "Liabilities" shall have the meaning ascribed thereto by generally accepted accounting principles.

                    "Tangible Net Worth" shall mean the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, with the following adjustments:

                        (A) there shall be excluded from assets: (i) notes, accounts receivable and other obligations owing to the Borrower from its officers or other Affiliates, and (ii) all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises

                        (B) there shall be excluded from liabilities: all indebtedness which is subordinated to the Obligations under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon in its discretion.


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6. REPORTING.
   (Section 5.3):

                    Borrower shall provide Silicon with the following:

                    1. Monthly Receivable agings, aged by invoice date, within fifteen days after the end of each month.

                    2. Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, within fifteen days after the end of each month.

                    3. Monthly reconciliations of Receivable agings (aged by invoice date), transaction reports, and general ledger, within fifteen days after the end of each month.

                    4. Monthly perpetual inventory reports for the Inventory valued on a first-in, first-out basis at the lower of cost or market (in accordance with generally accepted accounting principles) or such other inventory reports as are reasonably requested by Silicon, all within fifteen days after the end of each month.

                    5. Monthly unaudited financial statements, as soon as available, and in any event within thirty days after the end of each month.

                    6. Monthly Compliance Certificates, within thirty days after the end of each month, in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of Borrower, certifying that as of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Silicon shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks.

                    7. Quarterly unaudited financial statements, as soon as available, and in any event within forty-five days after the end of each fiscal quarter of Borrower.

                    8. Annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower within thirty days prior to the end of each fiscal year of Borrower.

                    9. Annual financial statements, as soon as available, and in any event within 120 days following the end of Borrower's fiscal year, certified by independent certified public accountants acceptable to Silicon.

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7. COMPENSATION
   (Section 5.5):       Without Silicon's prior written consent, Borrower shall
                        not pay total compensation, including salaries, withdrawals, fees, bonuses, commissions, drawing accounts and other payments, whether directly or indirectly, in money or otherwise, during any fiscal year to all of Borrower's executives, officers and directors (or any relative thereof) as a group in excess of 115% of the total amount thereof in the prior fiscal year.


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8. BORROWER INFORMATION:

     PRIOR NAMES OF
     BORROWER
     (Section 3.2):             None.

     PRIOR TRADE
     NAMES OF BORROWER
     (Section 3.2):             None.

     EXISTING TRADE
     NAMES OF BORROWER
     (Section 3.2):             None.

     OTHER LOCATIONS AND
     ADDRESSES (Section 3.3):   None.

     MATERIAL ADVERSE
     LITIGATION (Section 3.10): None.

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9. OTHER COVENANTS
   (Section 5.1):       Borrower shall at all times comply with all of the
                        following additional covenants:

                        (1) BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

                        (2) SUBORDINATION OF INSIDE DEBT. All present and future indebtedness of the Borrower to its officers, directors and shareholders ("Inside Debt") shall, at all times, be subordinated to the Obligations pursuant to a subordination agreement on Silicon's standard form. Borrower represents and warrants that there is no Inside Debt presently outstanding, except for the following: $1,000,000 in favor of AMT Venture Partners, Ltd. Prior to incurring any Inside Debt in the future, Borrower shall cause the person to whom such Inside Debt will be owed to execute and deliver to Silicon a subordination agreement on Silicon's standard form.

                        (3) OCTOBER 1998 WARRANTS. Pursuant to the terms set forth in that certain Warrant to Purchase Stock (the "October 1998 Warrant") and related documents executed October 16, 1998, Borrower has provided Silicon with five-year warrants, to purchase 48,000 shares of Series D preferred stock of the Borrower, at $1.25 per share (which Borrower represents and warrants is the last price at which Borrower issued and sold its Series D preferred stock). Borrower agrees to cause the October 1998 Warrant and all related documents to continue in full force and effect for so long as this Agreement remains in effect.

                        (4) SEPTEMBER 1999 WARRANTS. Pursuant to the terms set forth in that certain Warrant to Purchase Stock (the "September 1999 Warrant") and related documents executed September 13, 1999, Borrower has provided Silicon with five-year warrants, to


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                                purchase 20,000 shares of Series E preferred
                                stock of the Borrower, at $2.50 per share.
                                Borrower agrees to cause the September 1999
                                Warrant and all related documents to continue in full force and effect for so long as this Agreement remains in effect.

                        (5) INVESTOR COMMON STOCK WARRANT. Pursuant to the terms of that certain Waiver and Amendment Agreement dated October 8, 1999 (the "October Amendment"), upon the conversion by the holder of the Bank Series E Warrant (as defined in the October Amendment), Borrower shall issue
                                Silicon a New Warrant (as defined in the October Amendment). Borrower agrees to cause the October Amendment to continue in full force and effect for so long as this Agreement remains in effect.

                        (6) ADDITIONAL WARRANTS. If Borrower's initial public offering of its equity securities is not completed by May 31, 2000, or such initial public offering fails to result in the Borrower's receipt of at least $50,000,000 in net cash proceeds therefrom, Borrower shall immediately provide Silicon with five-year warrants (the "Warrants") to purchase 37,500 shares of common stock of Borrower, on the terms set forth in Silicon's standard form of Warrant to Purchase Stock and related documents, at a price per share equal to $4.00 per share. In addition, concurrently therewith, Borrower and Silicon shall enter into an Anti-Dilution Agreement and Registration Rights Agreement on Silicon's standard forms. The aforementioned warrants shall consist of the terms and provisions of Silicon's standard form Warrant to Purchase Stock and related documents, with such changes therein as Silicon may agree to.



Borrower:                                    Silicon:
 WIRELESS, INC.                              SILICON VALLEY BANK

By                                           By  /s/ Jack Groat
  ---------------------------------            ---------------------------------
     President or Vice President             Title   SVP
                                                  ------------------------------

By  /s/ Charles Pai
  ---------------------------------
     Secretary or Ass't Secretary


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